SUMMARY PROSPECTUS | AUGUST 30, 2013

IndexIQ ETF Trust

IQ U.S. Real Estate Small Cap ETF

ROOF

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated August 28, 2013 and statement of additional information dated August 28, 2013, and most recent annual report to shareholders, dated April 30, 2013, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at indexiq.com/education.html; by calling IndexIQ Funds at 888-934-0777 or by sending an email request to info@indexiq.com.

ROOF LISTED ON NYSE ARCA | CUSIP # 45409B 628

Summary Information

IQ U.S. Real Estate Small Cap ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ U.S. Real Estate Small Cap Index (the “Underlying Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.69%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses	0.69%

(a)	Other expenses include the Fund’s pro rata share of fees and expenses incurred indirectly as a result of investing in other funds, including ETFs and money market funds.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual

Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index, which was developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”). The Underlying Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the small capitalization sector of publicly traded companies domiciled and primarily listed on an exchange in the United States (“U.S.”) and that invest in real estate, such as Real Estate Investment Trusts (“REITs”) or real estate holding companies (collectively, “Real Estate Companies”).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the components that make up its Underlying Index (the “Underlying Index Components”). The Underlying Index Components that are eligible for inclusion in the Underlying Index include the following characteristics, measured as of each quarterly rebalance date:

•	Issuer engaged in the real estate investment industry, as determined by Standard Industrial Classification (“SIC”) code classifications;
•	Issuer domiciled in the U.S.;
•	Primary stock exchange listing in the U.S.;
•	Minimum average market capitalization of $150 million for the prior 90 days and as of the quarterly rebalance date;
•	Maximum average market capitalization equal to the bottom 10% ranking of Real Estate Companies in the U.S. based on market capitalization for the prior 90 days (the “Market Cap Ceiling”);
•	Minimum average daily trading volume of at least $1 million for the prior 90 days; and
•	Minimum monthly volume of 250,000 shares each month over the prior six months.

Securities of issuers with recent stock exchange listings (i.e., recent initial public offerings) may be added to the Underlying Index on a quarterly basis, provided that the companies meet all eligibility criteria and have been trading for more than ten trading days. Existing Underlying Index Components whose average market capitalization falls below $100 million or increases above the level 65% higher than the Market Cap Ceiling for the 90 days prior to any rebalancing date will no longer be eligible for inclusion.

The Underlying Index Components are selected quarterly in connection with the reconstitution of the Underlying Index. Their respective weights are rebalanced quarterly in connection with the rebalance of the Underlying Index.

As of June 30, 2013, the U.S. dollar-denominated market capitalizations of the Underlying Index Components ranged from approximately $165 million to approximately $1.7 billion.

The Fund invests, under normal circumstances, at least 80% of its net assets (excluding collateral held from securities lending), plus the amount of any borrowings for investment purposes, in the investments included in its Underlying Index. For additional information about the Fund’s principal investment strategies, see “Additional Description of the Principal Strategies of the Funds.”

Principal Risks

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Additional Description of the Principal Risks of the Funds.”

Index Risk

The performance of the Underlying Index and the Fund may deviate from that of the sector the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the quarterly rebalancing process can track.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Small Capitalization Companies Risk

The Fund invests in the securities of small capitalization companies, the value of which may be more volatile than those of larger companies.

Real Estate Investment Risks

The Fund invests in companies that invest in real estate and thus is exposed to risks inherent to the real estate market, including concentration risk, interest rate risk, leverage risk, property risk and management risk.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Replication Management Risk

Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Diversified Risk

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of its assets in a single industry within the industries that comprise the Underlying Index.

Concentration Risk

To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

Trading Price Risk

Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Management Risk

The strategy used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results.

Performance Information

The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and additional broad measures of market performance. The Dow Jones U.S. Real Estate Index measures the stock performance of REITs and real estate operating companies in the U.S.

All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Fund performance current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com.

The Fund’s year-to-date total return as of June 30, 2013 was 9.84%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	14.39%	1Q/2012
Lowest Return	3.98%	2Q/2012

Average Annual Total Returns as of December 31, 2012

	1 Year	Since Inception(1)
Returns before taxes	34.09%	13.68%
Returns after taxes on distributions(2)	31.93%	11.95%
Returns after taxes on distributions and sale of
Fund shares(2)	22.04%	10.65%
IQ U.S. Real Estate Small Cap Index	35.16%	14.57%
(reflects no deduction for fees, expenses or taxes)
Dow Jones U.S. Real Estate Index	18.93%	19.03%

(1)	The Fund commenced operations on June 13, 2011.
(2)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Advisor

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to the Fund.

Portfolio Manager

The professionals primarily responsible for the day-to-day management of the Fund are Paul (Teddy) Fusaro and Greg Barrato. Mr. Fusaro, who is Senior Vice President of the Advisor, has been a portfolio manager of the Fund since August 2013 and Mr. Barrato, who is Senior Vice President of the Advisor, has been a portfolio manager of the Fund since its inception.

Purchase and Sale of fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units are issued and redeemed principally in-kind for securities included in the Fund. Retail investors may acquire Shares on NYSE Arca, Inc. through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite N-611
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com

View the Fund’s statutory prospectus or statement of additional information online at: indexiq.com/education.html